Manor
Investment Funds

1st Quarter Report
March 31, 2025
(Unaudited)

Fund Office:
15 Chester Commons
Malvern, PA 19355
610-722-0900 800-787-3334
www.manorfunds.com

Managed by:
Smithbridge Asset Management, Inc.

Manor Investment Funds
15 Chester Commons
Malvern, PA 19355

March 31, 2024

Dear Fellow Shareholders:

The stock market, as measured by the S&P 500 and numerous other stock indices, declined during the 1st Quarter of 2025 following two years of returns in excess of 25% by the S&P 500. Concerns about extended valuations, a pullback in the mega-cap stock that drove much of the gains over the past two years, and the rapid implementation of the policy initiatives by the new administration fueled the decline. Yields on longer-term US Treasury securities fell as investors sought safety in the fixed income markets.

William "Bull" Halsey

William "Bull" Halsey was an American Navy admiral during World War 2 stationed in the South Pacific as commander of the Third Fleet. He was known as an aggressive commander, a trait that served him well in numerous engagements. But his aggressiveness caused him to react impulsively at times. In the Battle of Leute Gulf, the largest naval battle of the war, Halsey was lured north by a Japanese diversion, leaving the gulf protected by a much smaller US fleet when the attack began. That smaller fleet fought bravely forcing the Japanese to withdraw before Halsey was able to return.

The stock market declined during the first quarter as investors reacted emotionally as the new administration moved quickly to implement many of the policy changes discussed during the campaign. The investment markets, always wary of change, reacted negatively to funding cutbacks as the Department of Government Efficiency began to target wasteful spending by several government agencies. Talk of a plan to raise tariffs on trading partners late in the quarter added to the downward pressure. The S&P 500 reversed the early gains, finishing with a decline of 4.27%, the first quarterly decline since September 2023. The decline seemed much worse for investors following two years of returns exceeding 25% and the expectation that the Fed would intervene to support the market and prevent unpleasant pullbacks. But a decline of this magnitude should not be considered unusual. In the past 70 years the S&P 500 has declined more than 10% 24 times, or about once every 3 years, with the last occurrence as recent as July 2023.

It is not surprising that the markets were set up for a pullback as the year began. Stock valuations were extended as the double digit returns of recent years were driven by a narrow group of mega-cap names. The price/earnings ratio (PE), measuring the relative value of earnings and stock prices, hovered around 26 on current and projected earnings, higher than the long-term average of 20 for this measure. The Cyclically Adjusted Price Earnings ratio (CAPE), which measures earnings over 10-year periods rather than a single year, hit 30 well above its long-term average of 23 since 1980. Looking at valuation from a different perspective, the ratio of total stock market capitalization relative to GDP approached 179%, also high compared to recent experience. While each of these measures indicate elevated valuations in the stock market, it is not unusual for the markets to trade at these levels for extended periods, especially when market-leading stocks generate significant earnings growth.

Monetary policy also contributed to elevated risk levels in the markets. Three years ago, the Fed began to raise interest rates in an effort to stem inflation that Fed chairman Powell repeatedly described as "transitory." After waiting too long to address the problem the Fed moved aggressively, raising rates eleven times pushing the Fed funds rate from near zero to 5.25%, one of the steepest and fastest tightening cycles in recent history. The interest rate hikes, combined with efforts to shrink the Fed's balance sheet, resulted in a contraction of the M2 measure of money supply, an important mechanism of monetary policy. M2 shrank more than 4%, the first sustained decline since 1949. A decline of that magnitude raised the risk of an economic slowdown and potentially a recession.

The Manor Fund

The Manor Fund declined 6.40%, net of all fees and expenses, during the quarter ending March 31, 2025, underperforming the S&P 500 index, an index based on 500 selected stocks, with a return of –4.27%, and comparable mutual funds, as measured by the Lipper Large-Cap Core mutual fund index, an index based on mutual funds investing in large-capitalization stocks with a blend of growth and value, return of –3.92%. The Fund underperformed the S&P 500 index and comparable mutual funds as measured by the Lipper Large-Cap Core mutual fund index for the year ending March 31, 2025 with a return of 1.81% for the Fund compared to the S&P 500 index return of 8.25% and 6.46% for the Lipper index. The Fund underperformed the S&P 500 index and the Lipper index during the trailing 3-year period with a return of 6.65% for the Fund compared to 9.11% for the S&P 500 index, and 9.13% for the Lipper index. The Fund underperformed the S&P 500 index and comparable mutual funds during the trailing 5-year and 10-year periods with annualized returns for the Fund of 15.88% and 7.40%, compared to 18.64%, and 12.52% for the S&P 500 index, and 17.90%, and 11.56% for the Lipper index. Indexes are unmanaged and it is not possible to invest directly in an index.

During the 1st quarter of 2025 the Fund was helped by strong performance from Cencora, Inc., AbbVie, Inc., Elevance Health, Inc., Devon Energy Corp., and Valero Energy Corp. Cencora is a distributor of pharmaceutical and health care products, formerly known as AmerisourceBergen. Cencora shares rose for much of the quarter, finishing at all-time highs. The shares gained momentum after the company reported revenue and earnings that beat expectations and raised earnings guidance for the fiscal year. The shares of AbbVie jumped after the company announced operating results. AbbVie reported revenue and earnings that exceeded expectations and maintained earnings guidance above consensus for the fiscal year. The shares continued to rally throughout the balance of the quarter. Elevance Health is a health benefits company providing services under several organizations including Independence Blue Cross and Blue Shield. The shares moved higher through much of the quarter after the company reported earnings that beat expectations, solid revenue growth, reaffirmed earnings for the fiscal year, and raised its dividend. The shares of Devon Energy jumped after the company reported revenue and earnings that beat expectations and issued positive guidance for the coming quarter and fiscal year. The shares of Valero Energy rose after the company announced operating results. Valero reported revenue and earnings that beat expectations and increased its quarterly cash dividend.

Notable laggards during the 1st Quarter of 2025 include Vertiv Holdings Co., Applovin Corporation, Apollo Global Management, NVDIA Corporation, and Applied Materials. It is notable that three of these weak performers were among the top performers last quarter, Vertiv Holdings, Applovin Corporation, and Apollo Global Management. The shares of Vertiv Holdings fell sharply when the company announced operating results. Vertiv reported revenue and earnings that beat expectations and reaffirmed revenue and earnings guidance. The shares of Applovin surged higher when the company announced operating results. Applovin reported revenue and earnings that beat expectations and raised revenue guidance for the coming quarter. The shares fell later in the quarter when a short-selling firm issued a negative report on the company. The stock remained weak despite a management response challenging specific aspects of the report and its conclusion. The shares of Apollo Global Management fell later in the quarter as weakness in the broad market weighed on the shares. Apollo reported strong earnings and record full-year revenue, but these results were not enough to reverse earlier weakness in the shares. The shares of NVDIA fell early in the quarter, in conjunction with many other stocks in the AI space, after China's DeepSeek, an

(Continued on page 10)

Performance quoted represents past performance, is no guarantee of future results. Current performance may be lower or higher than stated. Investment return and principal value will vary with market conditions so an investor's share, when redeemed, may be worth more or less than the original cost. Call us at 800-787-3334 for current or most recent month-end performance.

MANOR INVESTMENT FUNDS - MANOR FUND

Schedule of Investments - March 31, 2025

(Unaudited)

Portfolio of Investments

Description	Shares	Market Value
COMMON STOCKS –98.7%		
Consumer Discretionary – 10.3%		
Booking Holdings	84	386,980
D. R. Horton, Inc.	2,226	282,991
Lowes Companies	1,147	267,515
		937,486
Consumer Staples – 4.5%		
Kroger Company	3,144	212,817
PepsiCo, Inc.	1,318	197,621
		410,438
Energy – 6.5%		
Devon Energy	6,811	254,732
Valero Energy	2,519	332,684
		587,416
Financial – 13.9%		
Apollo Global	3,023	413,970
J P Morgan	1,680	412,104
Metlife, Inc.	2,279	182,981
PNC Financial	1,424	250,296
		1,259,351
Health Care – 11.8%		
AbbVie, Inc.	1,810	379,231
Cencora, Inc.	1,276	354,843
Elevance Health	777	337,964
		1,072,038
Industrial – 6.7%		
Cummins, Inc.	1,121	351,366
Northrop Grumman	498	254,981
		606,347

Description	Shares	Market Value
Information Technology – 29.7%		
Applied Materials	3,598	522,142
AppLovin Corp.*	2,370	627,979
Microsoft Corp.	1,332	500,019
NetApp, Inc.	1,907	167,511
Nvidia Corp.	2,400	260,112
Palo Alto Netwrks*	1,890	322,510
Vertiv Holdings	4,122	297,608
		2,697,881
Materials – 4.4%		
Avery Dennison	2,244	399,365
		399,365
Communication Services – 7.6%		
Alphabet Inc. Cl A	1,658	256,393
Netflix, Inc.*	469	437,357
		693,750
Real Estate Investment Trust – 3.3%		
Equinix, Inc.	371	302,495
		302,495
TOTAL COMMON STOCKS (Cost $ 4,050,611)		8,966,567
SHORT-TERM INVESTMENTS – 1.3%		
1st Amer. Gov. Fund	114,984	114,984
TOTAL SHORT-TERM INVESTMENTS (Cost $ 114,984)		114,984
TOTAL INVESTMENTS – 100.0% (Cost $ 4,165,595)		9,081,551
Other Assets less Liabilities – Less than 0.1%		1,050
NET ASSETS 100.0%		$ 9,082,601

*Non-income producing during the period.

MANOR INVESTMENT FUNDS - MANOR FUND

Fund and Performance Information - March 31, 2025

(Unaudited)

Fund Performance



Investment Performance
vs. the S&P 500 and the Lipper Large-Cap Core Index
40%
30%
20%
10%
0%
-10%
-20%
-30%
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
Manor Fund
Lipper LC Core
S&P 500 Index

Quarter and Annualized Total Return for Periods Ending March 31, 2025

	Manor Fund	S&P 500 Index	Lipper LC Core Funds
1st Quarter	**-6.40 %**	-4.27 %	-3.92 %
1-Year	**1.81 %**	8.25 %	6.46 %
3-Year Annualized	**6.65 %**	9.11 %	9.13 %
5-Year Annualized	**15.88 %**	18.64 %	17.90 %
10-Year Annualized	**7.40 %**	12.52 %	11.56 %

Annualized total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains, and a constant rate of performance each year. The performance table and returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by the manager, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than what is stated. Investment return and principal value will vary with market conditions so that an investor's share, when redeemed, may be worth more or less than the original cost. Call us at 800-787-3334 for current or most recent month-end performance. Operating expenses are 1.25% of total net assets for the Fund.

Top Holdings and Industry Sectors

Top Company Holdings

Company	% of Net Assets
Applovin Corp.	6.9 %
Applied Materials	5.8 %
Microsoft Corp.	5.5 %
Netflix, Inc.	4.8 %
Apollo Global	4.6 %

Top Industry Sectors

Industry	% of Net Assets
Info Technology	29.7 %
Financials	13.9 %
Health Care	11.8 %
Consumer Disc.	10.3 %
Communication	7.6 %

MANOR INVESTMENT FUNDS - GROWTH FUND

Schedule of Investments - March 31, 2025

(Unaudited)

Portfolio of Investments

Description	Shares	Market Value
COMMON STOCKS – 98.8%		
Consumer Discretionary – 5.9%		
Amazon.com Inc.*	4,903	932,845
		932,845
Consumer Staples – 1.1%		
Dollar Tree, Inc.*	2,208	165,754
		165,754
Energy – 2.5%		
EOG Resources	3,040	389,850
		389,850
Financial – 7.7%		
Apollo Global	5,319	728,384
Mastercard, Inc.	887	486,182
		1,214,566
Health Care – 18.1%		
AbbVie, Inc.	2,306	483,153
Eli Lilly & Co.	1,278	1,055,513
Regeneron Pharma*	501	317,749
Thermo Fisher	865	430,424
UnitedHealth	1,091	571,412
		2,858,251
Industrial – 5.8%		
United Rentals, Inc.	1,462	916,235
		916,235
Information Technology – 42.6%		
Akamai Tech., Inc.*	3,191	256,876
Apple, Inc.	9,124	2,026,714
AppLovin Corp.*	4,192	1,110,754
Microsoft Corp.	2,213	830,738
Nvidia Corp.	4,044	438,289
Palo Alto Netwrks *	3,272	558,334
Qualcomm, Inc.	3,024	464,517
Salesforce.Com	1,893	508,005
Vertiv Holdings	7,212	520,706
		6,714,933
Material – 4.0%		
Sherwin Williams	1,810	632,034
		632,034
Communication Services – 11.1%		
Alphabet Inc. Cl A	3,167	489,745
Alphabet Inc. Cl C	3,172	495,561
Netflix, Inc.*	822	766,540
		1,751,846
TOTAL COMMON STOCKS (Cost $6,196,201)		15,576,314
SHORT-TERM INVESTMENTS – 1.2%		
1st Amer. Gov. Fund	187,431	187,431
TOTAL SHORT-TERM INVESTMENTS (Cost $ 187,431)		187,431
TOTAL INVESTMENTS – 100.0% (Cost$ 6,383,632)		15,763,745
Other Assets less Liabilities – Less than 0.1%		413
NET ASSETS – 100.0%		15,764,158

*Non-income producing during the period.

MANOR INVESTMENT FUNDS - GROWTH FUND

Fund and Performance Information - March 31, 2025

(Unaudited)

Fund Performance

Investment Performance
vs. the S&P 500 and Lipper Large-Cap Growth Index



45%
35%
25%
15%
5%
-5%
-15%
-25%
-35%
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
Growth Fund
S&P 500 Index
LC Growth funds

Quarter and Annualized Total Return for Periods Ending March 31, 2025

	Growth Fund	S&P 500 Index	Lipper LC Growth Funds
1st Quarter	**-9.59 %**	-4.27 %	-9.44 %
1-Year	**5.48 %**	8.25 %	4.68 %
3-Year Annualized	**6.21 %**	9.11 %	9.37 %
5-Year Annualized	**17.48 %**	18.64 %	17.78 %
10-Year Annualized	**11.05 %**	12.52 %	13.42 %

Annualized total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains, and a constant rate of performance each year. The performance table and returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by the manager, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than what is stated. Investment return and principal value will vary with market conditions so that an investor's share, when redeemed, may be worth more or less than the original cost. Call us at 800-787-3334 for current or most recent month-end performance. Operating expenses are 0.99% of net assets of the Fund.

Top Holdings and Industry Sectors

Top Company Holdings

Company	% of Net Assets
Apple, Inc.	12.9 %
Applovin Corp.	7.1 %
Eli Lilly & Co.	6.7 %
Amazon.com	5.9 %
United Rentals	5.8 %

Top Industry Sectors

Industry	% of Net Assets
Information Tech.	42.6 %
Health Care	18.1 %
Communication	11.1 %
Financials	7.7 %
Consumer Disc.	5.9 %

MANOR INVESTMENT FUNDS - BOND FUND
Schedule of Investments - March 31, 2025
(Unaudited)

Portfolio of Investments

Description	Face Amount	Value
U.S. GOVERNMENT BONDS – 96.1%		
U.S. Treasury 0.500 % Due 02-28-26	400,000	387,125
U.S. Treasury 1.500 % Due 08-15-26	150,000	145,054
U.S. Treasury 2.875 % Due 05-15-28	100,000	96,984
U.S. Treasury 1.750 % Due 11-15-29	325,000	295,445
U.S. Treasury 0.625 % Due 05-15-30	175,000	148,012
U.S. Treasury 4.125 % Due 11-15-32	650,000	651,016
U.S. Treasury 4.250 % Due 11-15-34	750,000	752,344
TOTAL U.S. GOVERNMENT BONDS (Cost $ 2,513,451)		2,475,980
SHORT-TERM INVESTMENTS – 2.0%		
1st American Treasury Obligation Fund	51,476	51,476
TOTAL SHORT-TERM INVESTMENTS (Cost $ 51,476)		51,476
TOTAL INVESTMENTS – 98.1% (Cost $ 2,564,927)		2,527,456
Other Assets less Liabilities – Net 1.9%		50,177
NET ASSETS - 100.0%		$ 2,577,633

SECURITY VALUATION:
Equity securities which are traded on a national or foreign securities exchange and over-the-counter securities listed in the NASDAQ National Market System are valued at the last reported sales price on the principal exchange on which they are traded on the date of determination. Securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices. Over-the-counter securities not listed on the NASDAQ National Market System are valued at the mean of the current bid and asked prices. Fixed income securities are valued on the basis of valuations provided by independent pricing services. The independent pricing organization values the investments, taking into consideration characteristics of the securities, values of similar securities that trade on a regular basis, and other relevant market data. Securities for which market quotations are not readily available may be fair valued under procedures adopted by the Fund's board. Short-term securities maturing in 60 days or less are stated at cost plus accrued interest earned which approximated market value, in accordance with the terms of a rule adopted by the Securities and Exchange Commission. The amortized cost method values a security at cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium.

MANOR INVESTMENT FUNDS - BOND FUND

Fund and Performance Information - March 31, 2025
(Unaudited)

Fund Performance



Investment Performance
vs. the Barclay's Int. Treasury Index
and the Lipper Gov't Index
10%
5%
0%
-5%
-10%
-15%
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
Bond Fund
Lipper US Gov't
Barclay's Int. Treasury

Quarter and Annualized Total Return for Periods Ending March 31, 2025

	Bond Fund	Lipper US Gov't Fund Index	Barclays Intermediate Treasury Index
1st Quarter	**2.61 %**	2.92 %	2.49 %
1-Year	**4.64 %**	4.93 %	5.35 %
3-Year Annualized	**1.20 %**	0.63 %	1.77 %
5-Year Annualized	**-0.85 %**	-0.75 %	-0.06 %
10-Year Annualized	**0.49 %**	1.06 %	1.35 %

Annualized total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains, and a constant rate of performance each year. The performance table and returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by the manager, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than what is stated. Investment return and principal value will vary with market conditions so that an investor's share, when redeemed, may be worth more or less than the original cost. Call us at 800-787-3334 for current or most recent month-end performance. Operating expenses are 0.95% of total net assets of the Fund.

Top Five Holdings

Security	% of Net Assets
US Treasury 4.250% Due 11-15-34	29.2 %
US Treasury 4.125% Due 11-15-32	25.3 %
US Treasury 0.500% Due 02-28-26	15.0 %
US Treasury 1.750% Due 11-15-29	11.5 %
US Treasury 0.625% Due 05-15-30	5.7 %

(Continued from page 3)
AI large language model, raised the possibility that it was more cost effective and could run on less advanced processing chips. NVDIA reported operating results later in the quarter that beat revenue and earnings expectations and raised revenue guidance for the coming quarter. The stock moved higher after the report but was unable to maintain the gains. The shares of Applied Materials followed a pattern similar to other stocks in the tech space. The company reported earnings that exceeded expectations, solid revenue growth, and reaffirmed revenue and earnings guidance. Applied also raised its dividend by 15% and authorized an additional $10 billion stock buyback authorization. Despite the positive news the shares moved lower in concert with other stocks in the tech space.

The Growth Fund

The Manor Growth Fund declined 9.59%, net of all fees and expenses, during the quarter ended March 31, 2025, underperforming both the S&P 500 index, an index based on 500 selected stocks, return of –4.27% and comparable mutual funds measured by the Lipper Large-Cap Growth mutual fund index, an index based on mutual funds investing in large-capitalization stocks for growth, return of –9.44%. The Fund underperformed the S&P 500 index and comparable mutual funds as measured by the Lipper Large-Cap Growth mutual fund index over the year ended March 31, 2025 with a return of 5.48% for the Fund, compared to 8.25% for the S&P 500 index, and 4.68% for the Lipper index. The Fund underperformed both the S&P 500 index and the Lipper index during the trailing 3-year period with a return of 6.21% for the Fund, compared to 9.11% for the S&P index, and 9.37% for the Lipper index. The Fund underperformed the S&P 500 index and the Lipper index during the trailing 5-years with a return of 17.48% for the Fund compared to returns of 18.64% for the S&P 500 and 17.78% for comparable funds. The Fund underperformed the S&P 500 index and the Lipper index for the trailing 10-year period with returns of 11.05% for the Fund compared to 12.52% and 13.42% for the S&P index and the Lipper index, respectively. It is not possible to invest directly in an index.

During the 1st Quarter of 2025, the Fund was helped by strong performance from AbbVie, Inc., Eli Lilly & Co., Netflix, Inc., United Health Group, Inc., and EOG Resources, Inc. The shares of AbbVie jumped after the company announced operating results. AbbVie reported revenue and earnings that exceeded expectations and maintained earnings guidance above consensus for the fiscal year. The shares continued to rally throughout the balance of the quarter. The shares of Eli Lilly, among the weak performers last quarter, rose throughout much of the quarter. Lilly reported earnings that exceeded expectations, strong revenue growth, and reaffirmed revenue and earnings guidance for the fiscal year. The shares of Netflix jumped after the company announced operating results. Netflix reported revenue and earnings that exceeded expectations, lowered revenue and earnings guidance for the coming quarter, but raised revenue guidance for the fiscal year. The shares of United Health, another of the weak performers last quarter, swung wildly during the quarter but rallied over the final six weeks. After falling sharply in December following the assassination of its CEO the stock rebounded when the company announced operating results. United Health reported earnings that exceeded expectations, solid revenue growth, and reaffirmed earnings and revenue guidance for the fiscal year. Later in the quarter the shares fell sharply after a report in the Wall Street Journal of a DOJ investigation of United Health's Medicare Advantage billing practices. The matter remains open, but the stock rallied sharply through the end of the quarter generating a positive return. The shares of EOG Resources traded in a choppy range throughout the quarter but moved higher in the final weeks. The company reported earnings that beat expectations but missed revenue estimates. Oil and natural gas production was above the midpoint of expectations, indicating that the shortfall in revenue was primarily due to weak pricing.

Notable laggards during the 1st Quarter of 2025 include Vertiv Holdings Company, Apple, Inc., Applovin Corporation, Apollo Global Management, and Amazon.com, Inc. It is notable that four of these five weak performers were among the top performers last quarter, Apple, Inc., Applovin Corporation, Apollo Global Management, and Amazon.com, Inc. The shares of Vertiv Holdings fell sharply when the company announced operating results. Vertiv reported revenue and earnings that beat expectations, and reaffirmed revenue and earnings guidance. The shares of Apple fell early in the quarter but then rebounded when the company announced operating results. Apple reported earnings that beat expectations, solid revenue growth, iPhone revenue slightly below expectations, and services and wearables revenue roughly in line with expectations. The shares rebounded after the earnings announcement but then declined later in the quarter when the tech sector names declined. The shares of Applovin surged higher when the company announced

operating results. Applovin reported revenue and earnings that beat expectations and raised revenue guidance for the coming quarter. The shares fell later in the quarter when a short-selling firm issued a negative report on the company. The stock remained weak despite a management response challenging specific aspects of the report and its conclusion. The shares of Apollo Global Management fell later in the quarter as weakness in the broad market weighed on the shares. Apollo reported strong earnings and record full-year revenue, but these results were not enough to reverse earlier weakness in the shares.

The Bond Fund

The Manor Bond Fund rose 2.61%, net of all fees and expenses, during the quarter ending March 31, 2025, outperforming the Bloomberg Barclay Intermediate US Treasury index, an index of US Treasury securities with maturities less than 10 years, return of 2.49%, but underperforming comparable mutual funds as measured by the Lipper Intermediate US Government index, an index of mutual funds that invest in government and agency securities with maturities less than 10 years, return of 2.92%. The Fund generated a return of 4.64% during the year ended March 31, 2025, underperforming the Bloomberg Barclay Intermediate US Treasury index return of 5.35%, and comparable mutual funds as measured by the Lipper Intermediate US Government index return of 4.93%. The Fund generated an annualized return of 1.20% during the 3-year period ending March 31, 2025 underperforming the Bloomberg Barclay Intermediate Treasury index a return of 5.35% but outperforming the Lipper index return of 0.63%. The Fund generated an annualized return of -0.85% for the 5-year period ending March 31, 2025, underperforming the Bloomberg Barclay Intermediate Treasury index with a return of –0.06%, and the return of the Lipper index –0.75%. The Fund generated an annualized return of 0.49% for the 10-year period ending March 31, 2025, underperforming the Bloomberg Barclay index return of 1.35%, and the return of 1.06% for the Lipper index. Performance reflects the relatively conservative position of the Fund's investment portfolio of US Treasury securities. Debt securities typically decline in value when interest rates rise. It is not possible to invest directly in an index.

Avoiding Halsey's Mistake

Despite many of these issues, the markets entered the new year on a positive note, pushing higher through mid-February, supported by fiscal and monetary policy initiatives. During the final years of the Biden administration, Congress passed a number of massive spending bills. The legislation totaled more than $3.0 trillion, with an additional $200 billion for student loan bailouts created by executive order. This spending masked much of the pain from the Fed's earlier tightening of monetary policy. It flooded the economy with cash, provided a temporary boost to growth, and allayed concerns about an impending recession. But in September, the Fed moved aggressively to lower interest rates by one half of a percentage point. The pre-election timing and the magnitude of the shift surprised many analysts, especially considering that inflation remained above the Fed's target level and the economy was growing at a moderate pace.

The combined impact of government spending and accommodative Fed policy contributed to the initial move higher early in the year. Corporate earnings season was strong, with earnings among US companies growing at a double-digit rate. Industrial production continued to grow, the consumer continued to spend, job creation was robust, and the unemployment rate was steady. Investor sentiment quickly turned negative, however, driven by a combination of economic, policy, and geopolitical factors. The emergence of Deepseek, a large language model developed in China, sent a shockwave through technology companies developing AI models in the US. Deepseek claimed to develop their model much more quickly, and at a lower cost by using less expensive processing chips. Uncertainty regarding the rapid implementation of cost saving measures among federal agencies and talk of aggressive tariff policy changes also rattled investors, contributing to the pullback.

The decline in the stock market has been indiscriminate, for the most part. The market punished companies both strong and weak in a sell-first knee jerk reaction as the news media amplifies everything negative. In this environment it is easy to react emotionally and, like Halsey, be lured away from your long-term focus. Manage your risk with an asset allocation that reflects your risk tolerance and resist the urge to change course when market volatility challenges your resolve.

Sincerely,
Daniel A. Morris

Risks:
Mutual fund investing involves risk, including possible loss of principal amount invested. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. In the short term, equity prices can fluctuate dramatically in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. Foreign securities, foreign currencies, and securities issued by US entities with substantial foreign operation can involve additional risks.

Manor Investment Funds

Fund Office:
15 Chester County Commons
Malvern, PA 19355

610-722-0900 800-787-3334
www.manorfunds.com

Funds distributed by:
Foreside Funds Services, LLC
Three Canal Plaza
Suite 100
Portland, ME 04101

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's risks, objectives, fees and expenses, experience of its management and other information.